                                                                   EXHIBIT 10.55

                INSTALLMENT SALE CONTRACT (SECURITY AGREEMENT)

PURCHASER(S):                           SELLER (DEALER):
READY MIX, INC.                         CASHMAN EQUIPMENT COMPANY

3430 E. Flamingo Road #100              3101 EAST CRAIG ROAD
                                        P.O.BOX 4217
LAS VEGAS, NV 89121                     LAS VEGAS NV 89127-0217
County: CLARK
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Subject to the terms and conditions set forth below and on the reverse side hereof. Seller hereby sells the equipment described below (the "Unit" or "Units") to Purchaser, and Purchaser (if more than one, jointly and severally), having been offered both a cash sale price and a time sale price, hereby buys the Units from Seller on a time sale basis.

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     NEW     (IF USED)                                                                    DELIVERED
     OR      FIRST  MODEL          DESCRIPTION OF UNIT(S)        SERIAL#                  CASH SALE
     USED    USED                                                                             PRICE
---------------------------------------------------------------------------------------------------
(1) USED     1996   970E           Caterpillar WHEEL LOADER      7SK00713                175,000.00




--------------------------------------------------------
FIRST          DESCRIPTION OF ADDITIONAL SECURITY
USED           (MAKE, MODEL & SERIAL NUMBER)
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NONE


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FIRST          DESCRIPTION OF ADDITIONAL SECURITY
USED           (MAKE, MODEL & SERIAL NUMBER)
--------------------------------------------------------
NONE



________________________________________________________


Trade-in Value                                    0.00
Less Owing to n/a                                 0.00
Net Trade-in Allowance                            0.00

Location of Units: 3430 E. FLAMINGO RD. #100
                   LAS VEGAS, NV 89121 CLARK


     Sub-Total................................... $  175,000.00
     Sales Tax................................... $   12,500.00
 1.  Total Cash Sale Price....................... $  187,500.00
     Cash Down Pay                      18,725.00
     Net Trade-In Allow                      0.00
 2.  Total Down Payment.......................... $   18,725.00
 3.  Unpaid Balance of Cash Price(1.2)........... $  168,775.00
 4.  Official Fees (Specify)..................... $      250.00
     Documentation Fee                     250.00
 5.  Physical Damage Insurance................... $
 6.  Principal Balance
     (Amount Financed) ( 3 + 4 + 5).............. $  169,025.00
 7.  Finance Charge
     (Time price Differential)................... $   26,386.84
 8.  Time Balance
     (Total of Payments) (8 + 7)................. $  195,411.84
 9.  Time Sale Balance
     (Total of Payment Price) (2 + 8)............ $  214,136.84
10.  Annual Percentage Rate                                7.30%
11.  Date FINANCE CHARGE begins to accrue          JUL 01 1997
                                                  -------------

Purchaser hereby sells and conveys to Seller the above described Trade-in Equipment and warrants it to be free and clear of all claims, liens, security interests and encumbrances except to the extent shown above.

     1. PAYMENT: Purchaser promises to pay to Seller at the address designated in writing by Seller the Time Balance (item 8 above) as follows [check (a) or
(b)]:

 X  (a) in 48 equal monthly installments of $4,071.08 each, with the first
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installment due on Aug 01 1997, and the balance of the installments due on the like day of each month thereafter, (except no payments shall be due during the month(s) of (___n/a___)), until the entire indebtedness has been paid; or

__ (b) in accordance with the Payment Schedule attached to this Contract.

(Provisions of section 1 continued on reverse.)

          SEE REVERSE SIDE FOR ADDITIONAL TERMS AND CONDITIONS WHICH ARE A PART OF THIS CONTRACT.

LIABILITY INSURANCE COVERAGE FOR BODILY INJURY AND PROPERTY DAMAGE CAUSED TO OTHERS IS NOT INCLUDED IN THIS CONTRACT.

NOTICE TO PURCHASER: (1) DO NOT SIGN THIS CONTRACT BEFORE YOU READ IT OR IF IT CONTAINS ANY BLANK SPACES; (2) YOU ARE ENTITLED TO AN EXACT COPY OF THE CONTRACT YOU SIGN: (3) UNDER THE LAW YOU MAY HAVE THE RIGHT TO PAY OFF IN ADVANCE THE FULL AMOUNT DUE AND TO OBTAIN A PARTIAL REFUND OF THE FINANCE CHARGE.

PURCHASER ACKNOWLEDGES RECEIPT OF A FULLY COMPLETED COPY OF THIS CONTRACT EXECUTED BY BOTH PURCHASER AND SELLER.

Purchaser(s) and Seller have duly executed this Contract as of Jul 01, 1997.

Purchaser(s):                                Seller:
READY MIX, INC.                              CASHMAN EQUIPMENT COMPANY.


By /s/ Paul Ronald Lewis                     By /s/ Candace N. Birt
   ------------------------------               -------------------------------

Name (PRINT) PAUL RONALD LEWIS               Name (PRINT) CANDACE N. BIRT
             --------------------                         ---------------------
Title COO                                    Title  Vice President & Treasurer
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